NEITHER THIS PROMISSORY NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON THE EXEMPTION FROM SUCH REGISTRATION CONTAINED IN REGULATION S UNDER THE SECURITIES ACT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY "U.S. PERSON" (AS SUCH TERM IS DEFINED IN REGULATION
S) EXCEPT IN ACCORDANCE WITH REGULATION S, PURSUANT TO A REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

                           CONVERTIBLE PROMISSORY NOTE

$140,484.63                                                   December ___, 2005

     FOR VALUE RECEIVED, DERMISONICS, INC., a Nevada corporation having an office at Four Tower Bridge, 200 Barr Harbor Drive, West Conshohoken, Pennsylvania, 19428-2977 U.S.A. (the "Company"), hereby promises to pay to VEM AKTIENBANK AG), an Investment Bank which maintains its principal offices at Rosental 5, 80331 Munchen, Germany, or its duly registered assigns (each a "Holder"), on December 31, 2007, or earlier upon prepayment of this Note as provided herein, the principal sum of One Hundred Forty Thousand Four Hundred Eighty-four Dollars and Sixty-three Cents ($140,484.63), together with interest (computed on the basis of a 360-day year of twelve 30-day months and compounded monthly) on the unpaid principal balance at the rate of ten percent (10%) per annum, from the date hereof until the principal hereof and all interest thereon shall have been paid at Munchen, Germany or at such other point-of-payment as may be designated by the Holder or any assignee of the Holder as provided for hereunder.

     The principal amount of this Note and all accrued interest thereon may be prepaid by the Company, without premium or penalty, at any time upon ten (10) day's prior written notice to the Holder. Upon any prepayment of this Note, all accrued but unpaid interest on the principal amount shall be paid to the Holder on the date of prepayment. All payments hereunder shall be applied first to interest then to principal.

     All payments of principal and interest shall be made in lawful currency of the United States of America in immediately available funds before 11:00 a.m. New York time on the due date thereof at the coordinates for the Holder on file with the Company, or in such other manner or at such other place as the Holder of this Note designates in writing.

     Subject to and in compliance with the provisions hereof, the Holder may, on the due date hereof or on any prepayment date hereunder, convert all or any portion of the outstanding principal balance of this Note as of such payment or prepayment date, and all or any portion of the interest accrued hereon to such date, into shares ("Conversion Shares") of the common stock, $.001 par value, of the Company (the "Common Stock"), at a conversion price equal to eighty percent (80%) of the average closing bid price per share of Common Stock (as reported by the National Quotation Bureau, Inc.) during the five (5) trading days immediately prior to any such conversion provided that, in any event, the total number of Conversion Shares which the Company may issue to the Holder upon a conversion of the outstanding principal balance of this Note shall not exceed two hundred ninety-nine thousand one hundred sixty-nine (299,169) shares of Common Stock. The Holder hereof shall communicate its intention to convert all or any portion of the principal amount of this Note and all or any portion of interest accrued through such conversion date by surrendering this Note, with the Form of Notice of Election to Convert attached hereto duly completed and signed, to the Company at its address for notice set forth elsewhere herein.

     In the event of a conversion by the Holder of all or any portion of the outstanding principal balance of this Note and all or any portion of accrued interest thereon into shares of the Common Stock, the Company will issue and deliver to the Holder, as soon as practical after the Company's receipt of the Notice of Election a certificate evidencing the shares of Common Stock issuable upon any such conversion.

     If the Holder elects to convert less than the entire principal amount of this Note and interest accrued to the date of such conversion, the Company shall issue or cause to be issued and delivered to the Holder, at its expense, a new promissory note evidencing the outstanding amount of principal due hereunder after giving effect to the amount applied to the conversion, which such promissory note shall, except as to the principal amount thereof, be identical to this Note in all respects.

The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Conversion Shares upon conversion of this Note as herein provided, the number of Conversion Shares which are then issuable and deliverable upon the conversion of the entire amount due under this Note, free from preemptive rights or any other contingent purchase rights of persons other than the Holder. The Company covenants that all Conversion Shares so issuable and deliverable shall, upon issuance in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

     Except as provided elsewhere herein, if the Company shall fail to make a payment of principal or interest when due and such failure shall continue for ten (10)
days after notice of such failure; or shall make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent or bankrupt, suffer an order for relief under any federal bankruptcy law, petition or apply to any tribunal for the appointment of a custodian, receiver or any trustee for the Company or any substantial part of its assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statue of any jurisdiction, whether now or hereafter in effect; or if there shall have been filed any such petition or application, or any such proceeding shall have been commenced against the Company, which remains undismissed, unstayed or unbonded for a period of thirty
(30) days or more; or if the Company, by any act or omission shall indicate consent to, approve or acquiescence in any such petition, application or proceeding or the appointment of a custodian, receiver or any trustee for all or any substantial part of its properties, or if the Company shall allow such custodianship, receivership, or trusteeship to continue undischarged, unstayed or unbonded for a period of thirty (30) days or more, or the Company violates any term or provision of this Note and same remains uncured for a period of thirty (30) days after notice thereof by the Holder of this Note, then and in any such event, the outstanding principal amount of this Note, together with all accrued and unpaid interest thereon, shall be and become immediately due and payable.

     Anything contained in this Note to the contrary notwithstanding, in the event this Note is placed in default as a result of the Company's inability to pay the amounts due hereunder when due, the Company shall have the right to cure such default during the thirty (30) day period from its receipt of declaration of default.

     All notices and other communications provided for herein shall be sent by registered or certified mail, return receipt requested, or by personal delivery or via a nationally recognized overnight courier to the Holder or the Company, at their respective addresses as set forth herein, or to such other address as to which either party may advise the other by notice given in accordance with this provision. All such notices shall be deemed given upon the earlier of receipt or within five (5) business days of mailing if receipt is refused.

     Upon notice to the Company as provided for hereinabove, the Holder shall have the right to assign this Note.

     Notwithstanding any other provision of this Note, interest under this Note shall not exceed the maximum rate permitted by law; and if any amount is paid under this Note as interest in excess of such maximum rate, then the amount so paid will not constitute interest but will constitute a prepayment on account of the principal amount of this Note.

     All payments under this Note shall be made without defense, set-off or counterclaim, free and clear of and without deduction for any taxes of any nature now or hereafter imposed.

     The undersigned agrees to pay on demand all expenses of collecting and enforcing this Note, including, without limitation, reasonable expenses and fees of legal counsel, court costs and the cost of appellate proceedings.

     The provisions of this Note shall in all respects be construed according to, and the rights and liabilities of the parties hereto and shall in all respects be governed by, the laws of the State of Nevada. This Note shall be deemed a contract made under the laws of the State of Nevada to be fully performed therein, and the validity of this Note and all rights an liabilities hereunder shall be determined under the laws of said State without reference to the conflicts of laws provisions thereof. For purposes of any proceeding involving this Note or any of the obligations of the undersigned, the undersigned hereby submits to the non-exclusive jurisdiction of the courts of the State of Nevada and of the United States having jurisdiction in Clark County, State of Nevada, and agrees not to raise and waives any objection to or defense based upon the venue of any such court or based upon forum non conveniens. The undersigned agrees not to bring any action or other proceeding with respect to this Note or with respect to any of its obligations in any other court unless such courts of the State of Nevada and of the United States determine that they do not have jurisdiction in the matter.

     This Note may be amended only by a written instrument executed by the Company and the Holder.

     IN WITNESS WHEREOF, DERMISONICS, INC. has caused this Promissory Note to be executed in its corporate name by its President, thereunto duly authorized.

Dated: December     ,  2005
                 ---


                                   DERMISONICS,  INC.


                                   By:
                                        ------------------------------------
                                        Bruce  H.  Haglund,  Chairman

                      Form of Notice of Election to Convert

     The undersigned Holder hereby elects to convert $________ of the amount due under that certain promissory note made by Dermisonics, Inc. in the principal amount of $140,484.63 dated December ___, 2005 (the "Note") into _____________
shares of Common Stock at a conversion price of $______ per share, calculated by multiplying the average closing bid price per share of the Common Stock (as reported by the National Quotation Bureau, Inc.) during the five (5) trading days immediately prior to the date hereof multiplied by .80. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Note.

     In connection with the conversion of the Note, the undersigned hereby represents, warrants and covenants to, and agrees with, the Company as follows:

          (a) The undersigned understands and acknowledges that the Conversion Shares have not been and will not be registered under the Securities Act and may not be offered or sold in the United States or to, or for the benefit of, any "U.S. person" (as defined in Regulation S, a copy of which previously has been delivered to the Holder), unless the Conversion Shares are registered under the Securities Act or such offer or sale is made pursuant to an exemption from the registration requirements of the Act.

          (b) The Conversion Shares are being offered and sold by the Company pursuant to the terms of the Note Agreement and Regulation S, which permits the transfer of the Conversion Shares only to non "U.S. Persons" in "off-shore transactions" (as defined in Regulation S).

          (c) The Holder is not acquiring the Conversion Shares as a result of or in connection with any activity that would constitute "directed selling efforts" (within the meaning given that term in Regulation S) in the United States and will not undertake any such "directed selling efforts" in connection with the Conversion Shares in the future.

          (d) The Holder is not a "U.S. Person," as defined in Rule 904 of Regulation S.

          (e) The Holder was outside the United States at the time (i) the offer to purchase and the sale of the Conversion Shares was made, (ii) the buy order was made for the Conversion Shares and (iii) it executed this Notice.

          (f) Unless registered under the Securities Act, the Holder agrees that any offer, sale or transfer of the Conversion Shares or any interest therein to any non "U.S. Person" shall be made in accordance with the provisions hereof, the Note and Regulation S, and that the Company is under no obligation to register or recognize and may refuse the transfer of any of such securities by the undersigned unless said offer, sale or transfer is made in accordance with the provisions hereof, the Note and Regulation
          S. The following provisions, among others which now exist or which may hereafter be enacted, apply to any proposed offer, sale or transfer of the securities to a non "U.S. Person;" provided, however, that the Company may refuse to register the transfer of any Conversion Shares despite a sale or transfer in conformity with the provisions described below and Regulation S, if it reasonably believes that such sale or transfer is being made in bad faith not in conformity with Regulation
          S:

               (i) The Holder (and any subsequent holder of any of Conversion Shares which are transferred in accordance with the provisions hereof and Regulation S) must certify in writing that neither record nor beneficial ownership of any of such securities, or any interest therein, as the case may be, has been offered or sold in the United States or to or for the account or benefit of any U.S. Person.

               (ii) Any proposed transferee of Conversion Shares must (A) certify in writing that it is not a U.S. Person and that it is not acquiring such securities for the account or benefit of a U.S. Person or if such transferee is a U.S. Person that it acquired such securities in a transaction that did not require registration under the Act and that it agrees to be bound by the restrictions on resale of any of such securities set forth herein and Regulation S; (B) agree in writing to resell such securities only in accordance with the provisions hereof, Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration and must agree in writing not to engage in hedging transactions with regard to any of such securities unless in compliance with the Securities Act; and (C) agree in writing to the placement of a legend on the certificate(s) representing such securities substantially in the form set forth in Section 2(g), below, and to the placement of a stop transfer on the Note and the Conversions Shares on the stock books and records maintained by the Company or its transfer agent.

          (g) Legend on Certificates. The Conversion Share are "restricted securities" as that term is defined in Rule 144 ("Rule 144") promulgated under the Securities Act and are subject to the restrictions on transfer imposed therein and pursuant to Regulation S. The Holder agrees and acknowledges that the Conversion Shares will bear a restrictive legend in substantially the following form:

     "THE  SECURITIES  EVIDENCED  BY  THIS  CERTIFICATE  HAVE  NOT  BEEN

     REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON THE EXEMPTION FROM SUCH REGISTRATION CONTAINED IN REGULATION S UNDER THE SECURITIES ACT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY "U.S. PERSON" (AS SUCH TERM IS DEFINED IN REGULATION S) EXCEPT IN ACCORDANCE WITH REGULATION S, PURSUANT TO A REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT."

          (h) The Holder shall not engage in any activity for the purpose of, or which may reasonably be expected to have the effect of, conditioning the market in the United States for the Conversion Shares, or offer, sell or transfer the Conversion Shares, or any interest therein to, or for the account of benefit of, a U.S. Person.

          (i) The Holder will not, directly or indirectly, engage in any hedging transactions (as such term is defined in the Securities Act) with respect to the Common Stock unless such transactions are in compliance with the Securities Act.

          (xi) If the Holder publicly re-offers all or any part of the Conversion Shares in the United States, the Holder (and/or certain persons who participate in any such re-offer) may be deemed, under certain circumstances, to be an "underwriter" as defined in Section 2(11) of the Act. If the Holder plans to make any such re-offer, it will consult with its counsel prior to any such re-offer in order to determine its liabilities and obligations hereunder, Regulation S, the Securities Act and any applicable state securities laws.




Dated:          ,                      Name  of  Holder:
      ---------- -----

                                       (Print)
                                              ----------------------------

                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------

                                       (Signature must conform in all respects
                                       to  name of holder as the specified  on
                                       the face of Warrant)


                                  Page 8 of 8